Exhibit 99.1

The Middleby Corporation Reports Fourth Quarter Results

•	Record Q4 Adjusted EBITDA of $235 million, a 1% increase year over year

•	Record YTD Adjusted EBITDA of $900 million, a 6% increase year over year

•	Record operating cash flows of $256 million for the quarter and $629 million for the year

•	Profitability grew to an organic adjusted EBITDA margin of 23.6% compared to 22.6% in the prior year

•	Diluted Earnings per share of $1.42 and adjusted net earnings per share of $2.65 for the fourth quarter, an increase of 3% year over year

•	Net leverage reduced to less than 2.5x

Elgin, Ill, February 20, 2024 - The Middleby Corporation (NASDAQ: MIDD), a leading worldwide manufacturer of equipment for the commercial foodservice, food processing, and residential kitchen industries, today reported net earnings for the fourth quarter of 2023.

“We are proud of the accomplishments our team achieved in 2023, concluding with a strong fourth quarter finish in a challenging year. In 2023, we posted another year of record EBITDA, while also making great strides toward our long-term profitability goals. We generated record cash flows for the year, while making meaningful strategic investments in our operations, sales and marketing capabilities, and our industry leading product innovations. We enter 2024 with a strong financial position and each of our three industry-leading foodservice businesses are poised for long-term profitable growth” said Tim FitzGerald, CEO of The Middleby Corporation.

2023 Fourth Quarter Financial Results

•

Net sales decreased 2.2% in the fourth quarter over the comparative prior year period. Excluding the impacts of acquisitions and foreign exchange rates, sales decreased 4.7% in the fourth quarter over the comparative prior year period.

•	Organic net sales (a non-GAAP measure) decreases were reported for all segments in the fourth quarter of 2023. A reconciliation of reported net sales by segment is as follows:

	Commercial Foodservice	Residential Kitchen	Food Processing	Total Company

Reported Net Sales Growth	(0.2)%	(12.5)%	2.7%	(2.2)%

Acquisitions	1.4%	0.3%	2.3%	1.3%

Foreign Exchange Rates	0.8%	1.8%	1.7%	1.2%

Organic Net Sales Growth (1) (2)	(2.3)%	(14.6)%	(1.3)%	(4.7)%

(1) Organic net sales growth defined as total sales growth excluding impact of acquisitions and foreign exchange rates (2) Totals may be impacted by rounding

•	Operating income during the fourth quarter included $78.1 million of impairment charges associated with tradenames primarily within the Residential Kitchen Equipment Group.

•

Adjusted EBITDA (a non-GAAP measure) was $235.2 million in the fourth quarter compared to $233.5 million in the prior year. A reconciliation of organic adjusted EBITDA (a non-GAAP measure) by segment is as follows:

	Commercial Foodservice	Residential Kitchen	Food Processing	Total Company

Adjusted EBITDA	28.6%	10.4%	27.6%	23.3%

Acquisitions	(0.4)%	0.2%	(0.1)%	(0.2)%

Foreign Exchange Rates	—%	0.2%	0.1%	—%

Organic Adjusted EBITDA (1) (2)	29.1%	10.1%	27.6%	23.6%

(1) Organic Adjusted EBITDA defined as Adjusted EBITDA excluding impact of acquisitions and foreign exchange rates. (2) Totals may be impacted by rounding

•	Foreign exchange losses were approximately $4.0 million in the fourth quarter, which negatively impacted adjusted earnings per share by $0.06.

•

Operating cash flows during the fourth quarter amounted to $255.7 million in comparison to $159.1 million in the prior year period. Operating cash flows for the twelve months period ended December 30, 2023 amounted to $628.8 million in comparison to $332.6 million in the prior year period. The total leverage ratio per our credit agreements was less than 2.5x. The trailing twelve month bank agreement pro-forma EBITDA was $921.8 million.

•

Net debt, defined as debt excluding the unamortized discount associated with the Convertible Notes less cash, at the end of the 2023 fiscal fourth quarter amounted to $2.2 billion as compared to $2.6 billion at the end of fiscal 2022. Our borrowing availability at the end of the fourth quarter was approximately $2.8 billion.

“We continue to further strengthen our three industry-leading foodservice platforms through organic growth initiatives and strategic acquisitions. We are excited to have most recently completed the acquisition of GBT GmbH Bakery Technology (“GBT”). Based in Lūnen Germany, GBT has a broad portfolio of highly-engineered industrial bakery product offerings that further extends our existing portfolio of solutions, providing for synergistic growth opportunities within our Food Processing Group.”

“We are also very excited for Middleby Residential to be participating at the upcoming Kitchen & Bath Industry Show on February 27-29 in Las Vegas. Our entire portfolio of leading indoor and outdoor brands will be on display. We will be launching a record number of new products featuring new colors and designs, the latest in cooking technology, and the next generation of connected equipment,” concluded Mr. FitzGerald.

Conference Call

The company has scheduled a conference call to discuss the fourth quarter results at 11 a.m. Eastern/10 a.m. Central Time on February 20th. The conference call is accessible through the Investor Relations section of the company website at www.middleby.com. If website access is not available, attendees can join the conference by dialing (833) 630-1956, or (412) 317-1837 for international access, and ask to join the Middleby conference call. The conference call will be available for replay from the company’s website.

Statements in this press release or otherwise attributable to the company regarding the company’s business which are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company cautions investors that such statements are estimates of future performance and are highly dependent upon a variety of important factors that could cause actual results to differ materially from such statements. Such factors include variability in financing costs; quarterly variations in operating results; dependence on key customers; international exposure; foreign exchange and political risks affecting international sales; changing market conditions; the impact of competitive products and pricing; the timely development and market acceptance of the company’s products; the availability and cost of raw materials; and other risks detailed herein and from time-to-time in the company’s SEC filings. Any forward-looking statement speaks only as of the date hereof, and the company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

The Middleby Corporation is a global leader in the foodservice industry. The company develops and manufactures a broad line of solutions used in commercial foodservice, food processing, and residential kitchens. Supporting the company’s pursuit of the most sophisticated innovation, state-of-the-art Middleby Innovation Kitchens and Residential Showrooms showcase and demonstrate the most advanced Middleby solutions. In 2022 Middleby was named a World’s Best Employer by Forbes and is a proud philanthropic partner to organizations addressing food insecurity.

Contact: John Joyner, VP of Investor Relations, jjoyner@middleby.com

THE MIDDLEBY CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(Amounts in 000’s, Except Per Share Information)

(Unaudited)

	Three Months Ended		Twelve Months Ended

	4th Qtr, 2023	4th Qtr, 2022	4th Qtr, 2023	4th Qtr, 2022
Net sales	$1,008,576	$1,031,705	$4,036,605	$4,032,853

Cost of sales	621,807	641,635	2,502,543	2,586,299

Gross profit	386,769	390,070	1,534,062	1,446,554

Selling, general and administrative expenses	191,585	200,477	806,946	797,234

Restructuring expenses	2,436	1,485	14,134	9,716

Impairments	78,114	—	78,114	—

Income from operations	114,634	188,108	634,868	639,604

Interest expense and deferred financing amortization, net	28,277	26,414	120,348	88,977

Net periodic pension benefit (other than service costs & curtailment)	(2,142)	(10,437)	(9,071)	(42,681)

Other expense, net	1,571	10,415	4,213	28,893

Earnings before income taxes	86,928	161,716	519,378	564,415

Provision for income taxes	10,635	28,519	118,496	127,846

Net earnings	$76,293	$133,197	$400,882	$436,569

Net earnings per share:

Basic	$1.42	$2.48	$7.48	$8.07

Diluted	$1.42	$2.45	$7.41	$7.95

Weighted average number of shares

Basic	53,601	53,809	53,577	54,095

Diluted	53,768	54,388	54,086	54,947

THE MIDDLEBY CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in 000’s)

(Unaudited)

	Dec 30, 2023	Dec 31, 2022
ASSETS

Cash and cash equivalents	$247,496	$162,001

Accounts receivable, net	644,576	631,134

Inventories, net	935,867	1,077,729

Prepaid expenses and other	112,690	125,640

Prepaid taxes	25,230	9,492

Total current assets	1,965,859	2,005,996

Property, plant and equipment, net	510,898	443,528

Goodwill	2,486,310	2,411,834

Other intangibles, net	1,693,076	1,794,232

Long-term deferred tax assets	7,945	6,738

Pension benefits assets	38,535	—

Other assets	204,069	212,538

Total assets	$6,906,692	$6,874,866

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current maturities of long-term debt	$44,822	$45,583

Accounts payable	227,080	271,374

Accrued expenses	579,192	671,327

Total current liabilities	851,094	988,284

Long-term debt	2,380,373	2,676,741

Long-term deferred tax liability	216,143	220,204

Accrued pension benefits	12,128	14,948

Other non-current liabilities	197,065	176,942

Stockholders’ equity	3,249,889	2,797,747

Total liabilities and stockholders’ equity	$6,906,692	$6,874,866

THE MIDDLEBY CORPORATION

NON-GAAP SEGMENT INFORMATION (UNAUDITED)

(Amounts in 000’s, Except Percentages)

	Commercial Foodservice	Residential Kitchen		Food Processing	Total Company (1)

Three Months Ended December 30, 2023

Net sales	$627,864	$189,012		$191,700	$1,008,576

Segment Operating Income	$164,111	$(63,647)		$46,986	$114,634

Operating Income % of net sales	26.1%	(33.7	) %	24.5%	11.4%

Depreciation	7,189	3,567		2,039	13,328

Amortization	13,823	2,284		2,325	18,432

Restructuring expenses	515	1,218		703	2,436

Acquisition related adjustments	(8,345)	31		812	(7,502)

Charitable support to Ukraine	—	—		—	8

Stock compensation	—	—		—	15,742

Impairments	1,986	76,128		—	78,114

Segment adjusted EBITDA (2)	$179,279	$19,581		$52,865	$235,192

Adjusted EBITDA % of net sales	28.6%	10.4%		27.6%	23.3%
Three Months Ended December 31, 2022
Net sales	$628,914	$216,068		$186,723	$1,031,705
Segment Operating Income	$158,318	$27,137		$41,295	$188,108

Operating Income % of net sales	25.2%	12.6%		22.1%	18.2%

Depreciation	6,821	4,325		1,764	13,011

Amortization	13,704	(3,072)		5,714	16,346

Restructuring expenses	(515)	2,215		(215)	1,485

Acquisition related adjustments	(1,814)	—		112	(1,307)

Charitable support to Ukraine	—	—		—	169

Stock compensation	—	—		—	15,727

Segment adjusted EBITDA	$176,514	$30,605		$48,670	$233,539

Adjusted EBITDA % of net sales	28.1%	14.2%		26.1%	22.6%

(1)  Includes corporate and other general company expenses, which impact Segment Adjusted EBITDA, and amounted to $16.5 million and $22.3 million for the three months ended December 30, 2023 and December 31, 2022, respectively.

(2)  Foreign exchange rates favorably impacted Segment Adjusted EBITDA by approximately $2.6 million for the three months ended December 30, 2023.

THE MIDDLEBY CORPORATION

NON-GAAP SEGMENT INFORMATION (UNAUDITED)

(Amounts in 000’s, Except Percentages)

	Commercial Foodservice	Residential Kitchen		Food Processing	Total Company (1)

Twelve Months Ended December 30, 2023

Net sales	$2,521,471	$794,516		$720,618	$4,036,605

Segment Operating Income	$616,224	$(12,450)		$158,469	$634,868

Operating Income % of net sales	24.4%	(1.6	) %	22.0%	15.7%

Depreciation	27,323	13,637		7,949	50,416

Amortization	56,728	9,052		9,271	75,051

Restructuring expenses	3,173	9,402		1,559	14,134

Acquisition related adjustments	(6,014)	76		2,087	(3,851)

Charitable support to Ukraine	—	—		—	615

Stock compensation	—	—		—	51,047

Impairments	1,986	76,128		—	78,114

Segment adjusted EBITDA (2)	$699,420	$95,845		$179,335	$900,394

Adjusted EBITDA % of net sales	27.7%	12.1%		24.9%	22.3%

Twelve Months Ended December 31, 2022

Net sales	$2,394,762	$1,048,122		$589,969	$4,032,853

Segment Operating Income	$548,536	$127,948		$107,459	$639,604

Operating Income % of net sales	22.9%	12.2%		18.2%	15.9%

Depreciation	24,299	13,596		6,045	44,619

Amortization	54,872	17,376		14,034	86,282

Restructuring expenses	2,419	5,107		2,190	9,716

Acquisition related adjustments	(3,070)	15,062		415	13,852

Charitable support to Ukraine	—	—		—	967

Stock compensation	—	—		—	58,368

Segment adjusted EBITDA	$627,056	$179,089		$130,143	$853,408

Adjusted EBITDA % of net sales	26.2%	17.1%		22.1%	21.2%

(1)  Includes corporate and other general company expenses, which impact Segment Adjusted EBITDA, and amounted to $74.2 million and $82.9 million for the twelve months ended December 30, 2023 and December 31, 2022, respectively.

(2)  Foreign exchange rates favorably impacted Segment Adjusted EBITDA by approximately $2.2 million for the twelve months ended December 30, 2023.

THE MIDDLEBY CORPORATION

NON-GAAP INFORMATION (UNAUDITED)

(Amounts in 000’s, Except Percentages)

	Three Months Ended

	4th Qtr, 2023		4th Qtr, 2022

	$	Diluted per share	$	Diluted per share

Net earnings	$76,293	$1.42	$133,197	$2.45

Amortization (1)	20,218	0.38	18,132	0.33

Restructuring expenses	2,436	0.05	1,485	0.03

Acquisition related adjustments	(7,502)	(0.14)	(1,307)	(0.02)

Net periodic pension benefit (other than service costs & curtailment)	(2,142)	(0.04)	(10,437)	(0.19)

Charitable support to Ukraine	8	—	169	—

Impairments	78,114	1.45	—	—

Income tax effect of pre-tax adjustments	(24,665)	(0.46)	(2,075)	(0.04)

Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings (2)	—	(0.01)	—	0.01

Adjusted net earnings	$142,760	$2.65	$139,164	$2.57

Diluted weighted average number of shares	53,768		54,388

Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings (2)	73		(320)

Adjusted diluted weighted average number of shares	53,841		54,068

	Twelve Months Ended

	4th Qtr, 2023		4th Qtr, 2022

	$	Diluted per share	$	Diluted per share

Net earnings	$400,882	$7.41	$436,569	$7.95

Amortization (1)	82,188	1.52	93,441	1.70

Restructuring expenses	14,134	0.26	9,716	0.18

Acquisition related adjustments	(3,851)	(0.07)	13,852	0.25

Net periodic pension benefit (other than service costs & curtailment)	(9,071)	(0.17)	(42,681)	(0.78)

Charitable support to Ukraine	615	0.01	967	0.02

Impairments	78,114	1.44	—	—

Income tax effect of pre-tax adjustments	(42,414)	(0.78)	(18,824)	(0.34)

Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings (2)	—	0.08	—	0.12

Adjusted net earnings	$520,597	$9.70	$493,040	$9.10

Diluted weighted average number of shares	54,086		54,947

Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings (2)	(442)		(779)

Adjusted diluted weighted average number of shares	53,644		54,168

(1) Includes amortization of deferred financing costs and convertible notes issuance costs.

(2) Adjusted diluted weighted average number of shares was calculated based on excluding the dilutive effect of shares to be issued upon conversion of the notes to satisfy the amount in excess of the principal since the company’s capped call offsets the dilutive impact of the shares underlying the convertible notes. The calculation of adjusted diluted earnings per share excludes the principal portion of the convertible notes as this will always be settled in cash.

	Three Months Ended		Twelve Months Ended

	4th Qtr, 2023	4th Qtr, 2022	4th Qtr, 2023	4th Qtr, 2022
Net Cash Flows Provided By (Used In):

Operating activities	$255,687	$159,103	$628,790	$332,552

Investing activities	(16,518)	(90,451)	(155,742)	(348,319)

Financing activities	(165,171)	(64,963)	(390,939)	7,631

Free Cash Flow

Cash flow from operating activities	$255,687	$159,103	$628,790	$332,552

Less: Capital expenditures	(15,534)	(16,375)	(85,179)	(67,289)

Free cash flow	$240,153	$142,728	$543,611	$265,263

NON-GAAP FINANCIAL MEASURES

The company supplements its consolidated financial statements presented on a GAAP basis with this non-GAAP financial information to provide investors with greater insight, increase transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP and reconciliations from these results should be carefully evaluated. In addition, the non-GAAP financial measures included in this press release do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies.

The company believes that organic net sales growth, non-GAAP adjusted segment EBITDA, adjusted net earnings and adjusted diluted per share measures are useful as supplements to its GAAP results of operations to evaluate certain aspects of its operations and financial performance, and its management team primarily focuses on non-GAAP items in evaluating performance for business planning purposes. The company also believes that these measures assist it with comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in its opinion, do not reflect its core operating performance including, for example, intangibles amortization expense, impairment charges, restructuring expenses, and other charges which management considers to be outside core operating results.

The company believes that free cash flow is an important measure of operating performance because it provides management and investors a measure of cash generated from operations that is available for mandatory payment obligations and investment opportunities, such as funding acquisitions, repaying debt and repurchasing our common stock.

The company believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Middleby uses internally for purposes of assessing its core operating performance.